SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

COMPUCOM SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14371	38-2363156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7171 Forest Lane, Dallas, TX	75230
(Address of principal executive offices)	(Zip Code)

(972) 856-3600

(Registrant’s telephone number, including area code)

Item 5. Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s press release dated August 19, 2004, announcing the adjournment of the special stockholders meeting originally scheduled for August 19, 2004.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits:

99.1 Press Release dated August 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCOM SYSTEMS, INC.
Date: August 19, 2004
	By:	/s/ M. Lazane Smith
	Name:	M. Lazane Smith
	Title:	Senior Vice President /
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 19, 2004.